Supplement dated October 21, 2026, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus dated May 1, 2026 for the following variable annuity contracts:

Issued by Pacific Life Insurance Company
Pacific Odyssey Advantage

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Updating Summary Prospectus, the Statutory Prospectus, or the Initial Summary Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

As of November 1, 2026, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section has been deleted and replaced with the following:
Fund; Advisor (Subadvisor)	Current Expenses
Invesco V.I. American Value Fund Series II; Invesco Advisers, Inc.	1.01%[1]
Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.83%[1]
Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	1.11%[1]

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees and/or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective November 1, 2026, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes

●	The Subadvisor for the Pacific Select Fund International Small-Cap will change from FIAM LLC to Wellington Management Company LLP.

As of November 1, 2026, the Examples information shown in the Annual Fund Expenses section in the Initial Summary Prospectus and Statutory Prospectus have been deleted and replaced with the following:

Examples

This Example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

The Example assumes all Contract Value is allocated to the Variable Options.

The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Example does not account for withdrawals from your

Contract Value or other assets to pay advisory fees. If these were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

●	If you surrender or annuitize your Contract at the end of the applicable time period, or do not surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$6,648	$20,184	$33,995	$69,357

Form No. PLODYADVSUPP1026